UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007 (June 28, 2007)

ALCOA INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 20, 2007, Alain J.P. Belda, Chairman and Chief Executive Officer of Alcoa Inc. (“Alcoa”), sent a letter (the “June 20th Letter”) to Richard B. Evans, President and Chief Executive Officer of Alcan Inc. (“Alcan”), regarding then-recent press articles that referred to a data room that Alcan may have made available to third parties. Mr. Belda stated in the June 20th Letter that if such a data room was in existence, Alcoa would welcome the opportunity to visit the data room and immediately begin reviewing the available information in order to determine whether additional value for Alcan’s shareholders might be unlocked beyond that which Alcoa had already determined. The June 20th Letter is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

During the morning of June 22, 2007, Mr. Evans called Mr. Belda to discuss the June 20th Letter. Later that day, Mr. Evans sent a letter (the “June 22nd Letter”) to Mr. Belda informing Mr. Belda that Alcan was exploring alternatives “consistent with the best interests” of Alcan shareholders, including ongoing discussions with third parties. The June 22nd Letter is attached hereto as Exhibit 99(b) and is incorporated herein by reference.

On June 27, 2007, Mr. Belda sent a letter (the “June 27th Letter”) to Mr. Evans reiterating Alcoa’s desire to determine whether there is additional value for Alcan’s shareholders beyond that reflected in Alcoa’s pending offer (the “Offer”) to purchase all outstanding Alcan common shares. In the June 27th Letter, Mr. Belda also proposed a meeting between Alcan and Alcoa representatives to be held in Montreal within a few days. The June 27th Letter is attached hereto as Exhibit 99(c) and is incorporated herein by reference.

On the evening of June 27, 2007, Mr. Evans sent the following email message to Mr. Belda:

Dear Alain,

Your letter of this morning has been brought to the attention of the Strategic Committee of Alcan’s Board of Directors and discussed thoroughly. At this point we see no reason to engage in further discussions or correspondence.

Regards,

Dick

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On June 28, 2007, Mr. Belda sent a letter (the “June 28th Letter”) to Mr. Evans reiterating Alcoa’s willingness to consider value for Alcan’s shareholders beyond that reflected in the outstanding Offer and stating his belief that Alcoa’s effort to do so was consistent with Alcan’s stated goal of finding additional value for Alcan’s shareholders and the fiduciary duties of Alcan’s board of directors. Mr. Belda reiterated that Alcoa and its advisors stood ready to engage in substantive discussions with Alcan and its board of directors at the earliest practicable time. The June 28th Letter is attached hereto as Exhibit 99(d) and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

99(a)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 20, 2007.

99(b)	Letter issued by Alcan Inc. to Alcoa Inc., dated June 22, 2007.

99(c)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 27, 2007.

99(d)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 28, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

Date: July 3, 2007	By:	/s/ Lawrence R. Purtell
	Name:	Lawrence R. Purtell
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99(a)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 20, 2007.

99(b)	Letter issued by Alcan Inc. to Alcoa Inc., dated June 22, 2007.

99(c)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 27, 2007.

99(d)	Letter issued by Alcoa Inc. to Alcan Inc., dated June 28, 2007.

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